UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

February 16, 2016
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DEVRY EDUCATION GROUP INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On February 16, 2016, the Board of Directors (the “Board”) of DeVry Education Group Inc. (“DeVry Group”) increased the number of directors from 9 to 11 and appointed Ann Weaver Hart, Ph.D. and Linda Katehi, Ph.D. to serve on the Board effective immediately.  Each of Drs. Katehi and Hart were also appointed to the Academic Quality Committee of the Board at the time of their Board appointment.  Drs. Katehi and Hart will each participate in the compensation programs provided to other non-employee directors and described in DeVry Group’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 2, 2015.

Item 7.01	Regulation FD Disclosure

On February 22, 2016, DeVry Group issued a press release announcing the appointments of Dr. Linda Katehi and Dr. James White to its Board of Directors.

The full text of this press release is included in Exhibit 99.1 in this Form 8-K.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated February 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date:	February 22, 2016	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Chief Accounting Officer and Treasurer